UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

October 15, 2012

U.S. CHINA MINING GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-28806	43-1932733

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15310 Amberly Drive, Suite 250
Tampa, FL 33647

 (Address of principal executive offices, including zip code)

(813) 514-2873
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2012, the Board of Directors (the “Board”) of U.S. China Mining Group, Inc. (the “Company”) adopted an amendment to the Company’s Second Amended and Restated Bylaws (the “Bylaws”) allowing the Board to determine the location of the Company’s principal office.  Previously, the Bylaws provided that the Company’s principal office be located in Los Angeles, California.  Additionally, the Board approved the move of its principal office from Los Angeles, California to Tampa, Florida.

Item 9.01            Financial Statements and Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws, as amended, of U.S. China Mining Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. China Mining Group, Inc.

Date: October 18, 2012	/s/ Hongwen Li
Hongwen Li Chief Executive Officer